EXHIBIT 99.1

FOR IMMEDIATE RELEASE

ARKANSAS BEST CORPORATION POSTS PROFIT

IN FOURTH QUARTER 2011 AND FULL YEAR 2011

(Fort Smith, Arkansas, January 27, 2012) — Arkansas Best Corporation (Nasdaq: ABFS) today announced fourth quarter 2011 earnings of $0.05 per share, compared to a fourth quarter 2010 loss of $0.12 per share.  For full year 2011, Arkansas Best’s earnings were $0.23 per share versus a loss of $1.30 per share in 2010.  These quarterly results include charges for a supplemental pension settlement of $0.03 per share related to a previously disclosed ABF executive retirement effective at the end of 2011.

“Arkansas Best’s profitable results for the fourth quarter and full year reflect an improving business environment as characterized by revenue growth in each of our operating segments.  ABF’s full-year results represent an important step toward achieving our goal of returning to historical profitability levels.  For our non-asset-based businesses, 2011 was a year of management focus and investment that laid the foundation for more significant revenue and profit growth in the future,” said Judy R. McReynolds, Arkansas Best President and Chief Executive Officer.  “Our employees are to be commended for their successful efforts to address customer needs in an ever-evolving marketplace.  They continue to deliver a unique combination of complementary service offerings and value.”

“Arkansas Best Corporation, through ABF and its non-asset-based operating subsidiaries, provides a comprehensive set of transportation and maintenance solutions to our customers,” said Ms. McReynolds.  “The transportation industry is facing a number of challenges that will likely reduce the amount of capacity available to serve the marketplace.  Because of the stability of our workforce and the capabilities we offer, our companies are well positioned to serve our customers in 2012 and in future years.”

Arkansas Best Corporation

Consolidated Results of Operations

Fourth Quarter 2011

•                Revenue of $463.2 million, a per day increase of 5.9% over the prior year quarter of $441.1 million

•                Net income, excluding pension settlement charges, of $2.1 million compared to a net loss of $3.1 million in the prior year quarter

Full Year 2011

•                Revenue of $1.91 billion, a per day increase of 15.1% over 2010 revenue of $1.66 billion

•                Net income, excluding pension settlement charges, of $6.8 million compared to a net loss of $32.6 million in 2010

New Segment Reporting

Beginning with the fourth quarter 2011 and full year 2011 financial reporting periods, Arkansas Best has expanded the financial details of its operating segments.  This decision is necessitated by accounting rules that require public disclosure of business lines meeting certain operating profit thresholds.  Details on the business activities represented by each segment are included in the footnote descriptions.  On a combined basis, the non-asset-based business segments grew revenues and profits by approximately thirty percent in 2011.  These emerging businesses represent tremendous growth opportunities for Arkansas Best Corporation.

Freight Transportation1

Results of Operations

Fourth Quarter 2011

•                  Revenue of $422.1 million compared to $405.8 million in fourth quarter 2010, a per day increase of 4.9%

•                  Tonnage per day decrease of 7.6% versus fourth quarter 2010

•                  Total billed revenue per hundredweight of $28.01 compared to $24.84 in fourth quarter 2010, an increase of 12.8%

1  This segment includes the results of operations of Arkansas Best’s largest subsidiary, ABF Freight System, Inc.®  The financial results for Arkansas Best’s freight brokerage services, which were included in ABF’s reported results in prior periods, are now included in the “Truck Brokerage & Management” segment.

•                  Operating income, excluding pension settlement charges, of $2.5 million compared to an operating loss of $7.8 million in fourth quarter 2010

•                  Operating ratio, excluding pension settlement charges, of 99.4% compared to an operating ratio of 101.9% in fourth quarter 2010

Full Year 2011

•                  Revenue of $1.73 billion compared to $1.51 billion in 2010, a per-day increase of 14.3%

•                  Tonnage per day increase of 4.0% versus 2010

•                  Total billed revenue per hundredweight of $26.86 compared to $24.41 in 2010, an increase of 10.0%

•                  Operating income, excluding pension settlement charges, of $4.7 million compared to a 2010 operating loss of $59.6 million

•                  Operating ratio, excluding pension settlement charges, of 99.7% compared to an operating ratio of 103.9% in 2010

Truck Brokerage & Management2

Results of Operations

Full Year 2011

•                  Revenue of $25.4 million compared to $19.2 million in 2010, a per day increase of 32.2%

•                  An increase in total shipments of 17.1% compared to 2010

•                  Operating income of $1.9 million compared to operating income of $1.4 million in 2010

Emergency and Preventative Maintenance3

Results of Operations

Full Year 2011

•                  Revenue of $92.6 million compared to $74.9 million in 2010, a per day increase of 23.5%

•                  An increase in customer emergency and maintenance service events of 15.2% compared to 2010

•                  Operating income of $3.0 million compared to operating income of $2.7 million in 2010

2  This segment includes the results of operations of Arkansas Best’s freight brokerage services operating as FreightValue®.  These results were included in the “ABF Freight System, Inc.” reporting segment in prior periods.

3  This segment includes the results of operations of Arkansas Best’s subsidiary FleetNet America, Inc. which provides roadside assistance and equipment services for commercial vehicles.  These results were included in the “Other” reporting segment in prior periods.

Special Services Logistics4

Results of Operations

Full Year 2011

•                  Revenue of $85.6 million compared to $63.7 million in 2010, a per day increase of 34.4%

•                  An increase in total shipments of 57.1% compared to 2010

•                  Operating income of $2.7 million compared to operating income of $1.7 million in 2010

Consolidated Capital Expenditures

•                  Total net capital expenditures

•                  2011 — $77 million, including approximately $64 million of revenue equipment

•                  2012 — Estimated range of $80 million to $90 million.  This includes approximately $55 million of revenue equipment, most all of which will be replacements. The remainder of expected capital expenditures includes the costs of other equipment, real estate and technology.

•                  Depreciation and amortization

•                  2011 — $74 million

•                  2012 — estimated range of $80 million to $85 million

Conference Call

Arkansas Best Corporation will host a conference call with company executives to discuss the 2011 fourth quarter and full year results.  The call will be today, Friday, January 27, at 9:30 a.m. ET (8:30 a.m. CT).  Interested parties are invited to listen by calling (800) 379-4140.  Following the call, a recorded playback will be available through the end of the day on February 29, 2012.  To listen to the playback, dial (800) 633-8284 or (402) 977-9140 (for international callers).  The conference call ID for the playback is 21573493.  The conference call and playback can also be accessed, through February 29, 2012, on Arkansas Best’s Web site at arkbest.com.

4  This segment includes the results of operations of Arkansas Best’s subsidiaries Albert Companies, Inc. and Moving Solutions, Inc. which provide services to the consumer, corporate, and military household goods moving market.  These results were included in the “Other” reporting segment in prior periods.  Self-move services (U-Pack®) provided by ABF Freight System, Inc. will continue to be reported in the “Freight Transportation” segment.

Company Description

Arkansas Best Corporation, headquartered in Fort Smith, Arkansas, is a freight transportation services and solutions provider.  Through its various subsidiaries, Arkansas Best offers a wide variety of logistics services including: domestic and global transportation of less-than-truckload (“LTL”) and full load shipments, expedited and time-definite delivery solutions, freight brokerage, and oversight of roadside assistance and equipment services for commercial vehicles.  More information is available at arkbest.com and abf.com.

Forward-Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995:  Statements contained in this press release that are not based on historical facts are “forward-looking statements.”  Terms such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “predict,” “prospects,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements.  Such statements are by their nature subject to uncertainties and risk including, but not limited to, recessionary economic conditions; competitive initiatives, pricing pressures and effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates; availability of fuel; the impact of any limitations on our customers’ access to adequate financial resources; availability and cost of capital; shifts in market demand; weather conditions; the performance and needs of industries served by Arkansas Best Corporation’s subsidiaries; future costs of operating expenses such as fuel and related taxes; self-insurance claims and insurance premium costs; relationships with employees, including unions; union and non-union employee wages and benefits, including changes in required contributions to multiemployer pension plans; governmental regulations and policies; future climate change legislation; costs of continuing investments in technology; the risks and costs of cyber incidents; the timing and amount of capital expenditures; the cost, integration and performance of any future acquisitions; and other financial, operational and legal risks and uncertainties detailed from time to time in Arkansas Best Corporation’s Securities and Exchange Commission (“SEC”) public filings.

The following tables show financial data and operating statistics on Arkansas Best Corporation and its subsidiary companies.

ARKANSAS BEST CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

		Three Months Ended December 31		Year Ended December 31
		2011	2010	2011	2010
		(Unaudited)
		($ thousands, except share and per share data)

OPERATING REVENUES		$463,241	$441,096	$1,907,609	$1,657,864

OPERATING EXPENSES AND COSTS		461,606	447,790	1,897,850	1,712,409

OPERATING INCOME (LOSS)		1,635	(6,694)	9,759	(54,545)

OTHER INCOME (EXPENSE)
Interest and dividend income		286	274	1,069	1,194
Interest expense and other related financing costs		(1,054)	(999)	(3,953)	(2,852)
Other, net		1,067	848	2,618	2,406
		299	123	(266)	748

INCOME (LOSS) BEFORE INCOME TAXES		1,934	(6,571)	9,493	(53,797)

INCOME TAXES
Current provision (benefit)		(9,328)	1,281	104	(9,919)
Deferred provision (benefit)		9,858	(4,735)	3,056	(11,457)
		530	(3,454)	3,160	(21,376)

NET INCOME (LOSS)		1,404	(3,117)	6,333	(32,421)

LESS:	NONCONTROLLING INTEREST IN NET INCOME (LOSS) OF SUBSIDIARY	—	(8)	174	272

NET INCOME (LOSS) ATTRIBUTABLE TO ARKANSAS BEST CORPORATION		$1,404	$(3,109)	$6,159	$(32,693)

EARNINGS (LOSS) PER COMMON SHARE(1)
Basic		$0.05	$(0.12)	$0.23	$(1.30)
Diluted		0.05	(0.12)	0.23	(1.30)

AVERAGE COMMON SHARES OUTSTANDING
Basic		25,421,887	25,223,986	25,403,073	25,187,723
Diluted		25,421,887	25,223,986	25,403,073	25,187,723

CASH DIVIDENDS DECLARED PER COMMON SHARE		$0.03	$0.03	$0.12	$0.12

(1)

The Company uses the two-class method for calculating earnings per share. This method, as calculated below, requires an allocation of dividends paid and a portion of undistributed net income (but not losses) to unvested restricted stock for calculating per share amounts.

NET INCOME (LOSS) ATTRIBUTABLE TO ARKANSAS BEST CORPORATION	$1,404	$(3,109)	$6,159	$(32,693)

EFFECT OF UNVESTED RESTRICTED STOCK AWARDS(1)	(59)	(29)	(249)	(69)

ADJUSTED NET INCOME (LOSS) FOR CALCULATING EARNINGS PER COMMON SHARE	$1,345	$(3,138)	$5,910	$(32,762)

ARKANSAS BEST CORPORATION

CONSOLIDATED BALANCE SHEETS

	December 31 2011	December 31 2010
	(Unaudited)	Note
	($ thousands, except share data)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$141,295	$102,578
Short-term investments	33,960	39,288
Restricted cash equivalents and short-term investments	52,693	51,661
Accounts receivable, less allowances (2011 – $5,957; 2010 – $3,944)	149,665	145,426
Other accounts receivable, less allowances (2011 – $1,226; 2010 – $1,254)	7,538	8,157
Prepaid expenses	11,363	10,258
Deferred income taxes	35,481	32,681
Prepaid and refundable income taxes	6,905	3,958
Other	6,186	5,677
TOTAL CURRENT ASSETS	445,086	399,684

PROPERTY, PLANT AND EQUIPMENT
Land and structures	242,120	243,981
Revenue equipment	569,303	530,424
Service, office and other equipment	174,740	163,732
Leasehold improvements	21,426	21,890
	1,007,589	960,027
Less allowances for depreciation and amortization	592,171	552,781
	415,418	407,246
OTHER ASSETS	55,716	54,021

	$916,220	$860,951

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Bank overdraft and drafts payable	$20,836	$13,023
Accounts payable	66,517	62,134
Income taxes payable	169	196
Accrued expenses	151,887	144,543
Current portion of long-term debt	24,262	14,001
TOTAL CURRENT LIABILITIES	263,671	233,897

LONG-TERM DEBT, less current portion	46,750	42,657

PENSION AND POSTRETIREMENT LIABILITIES	106,578	65,421

OTHER LIABILITIES	13,751	19,827

DEFERRED INCOME TAXES	19,855	19,405

STOCKHOLDERS’ EQUITY
Common stock, $0.01 par value, authorized 70,000,000 shares; issued 2011: 27,099,819 shares; 2010: 26,934,847 shares	271	269
Additional paid-in capital	286,408	281,169
Retained earnings	295,108	292,129
Treasury stock, at cost, 1,677,932 shares	(57,770)	(57,770)
Accumulated other comprehensive loss	(58,402)	(36,053)
TOTAL STOCKHOLDERS’ EQUITY	465,615	479,744

	$916,220	$860,951

Note: The balance sheet at December 31, 2010 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

ARKANSAS BEST CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31
	2011	2010
	(Unaudited)
	($ thousands)
OPERATING ACTIVITIES
Net income (loss)	$6,333	$(32,421)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	73,742	71,565
Other amortization	233	267
Pension settlement expense	1,125	178
Share-based compensation expense	6,450	5,690
Provision for losses on accounts receivable	2,394	868
Deferred income tax provision (benefit)	3,056	(11,457)
Gain on sales of property and equipment	(2,360)	(981)
Changes in operating assets and liabilities:
Receivables	(6,067)	(32,211)
Prepaid expenses	(1,105)	144
Other assets	(635)	(1,568)
Income taxes	(776)	21,016
Accounts payable, accrued expenses and other liabilities	18,462	5,197
NET CASH PROVIDED BY OPERATING ACTIVITIES	100,852	26,287

INVESTING ACTIVITIES
Purchases of property, plant and equipment, net of capital leases and notes payable	(53,227)	(11,422)
Proceeds from sales of property and equipment	7,062	5,879
Purchases of short-term investments	(59,718)	(65,171)
Proceeds from sales of short-term investments	64,995	119,744
Capitalization of internally developed software and other	(5,295)	(4,355)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(46,183)	44,675

FINANCING ACTIVITIES
Payments on long-term debt	(16,056)	(8,077)
Proceeds from issuance of long-term debt	—	11,416
Acquisition of noncontrolling interest	(4,084)	—
Net change in bank overdraft and other	7,811	(8,918)
Change in restricted cash equivalents and short-term investments	(1,032)	(804)
Deferred financing costs	(174)	(35)
Payment of common stock dividends	(3,180)	(3,126)
Proceeds from the exercise of stock options	763	1,828
NET CASH USED IN FINANCING ACTIVITIES	(15,952)	(7,716)

NET INCREASE IN CASH AND CASH EQUIVALENTS	38,717	63,246
Cash and cash equivalents at beginning of period	102,578	39,332
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$141,295	$102,578

NONCASH INVESTING ACTIVITIES
Accruals for equipment received	$338	$—
Equipment financed under capital leases and notes payable	$30,410	$36,343

ARKANSAS BEST CORPORATION

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended December 31		Year Ended December 31
	2011	2010	2011	2010
	(Unaudited)
	($ thousands, except per share data)

FREIGHT TRANSPORTATION
Operating Income (Loss)
Amounts on a GAAP basis	$1,340	$(7,750)	$3,609	$(59,740)
Pension settlement expense, pre-tax	1,125	—	1,125	178
Non-GAAP amounts	$2,465	$(7,750)	$4,734	$(59,562)

Operating Ratio
Amounts on a GAAP basis	99.7%	101.9%	99.8%	103.9%
Pension settlement expense, pre-tax	0.3	—	0.1	—
Non-GAAP amounts	99.4%	101.9%	99.7%	103.9%

ARKANSAS BEST CORPORATION — CONSOLIDATED
Operating Income (Loss)
Amounts on a GAAP basis	$1,635	$(6,694)	$9,759	$(54,545)
Pension settlement expense, pre-tax	1,125	—	1,125	178
Non-GAAP amounts	$2,760	$(6,694)	$10,884	$(54,367)

Net Income (Loss) Attributable to Arkansas Best Corporation
Amounts on a GAAP basis	$1,404	$(3,109)	$6,159	$(32,693)
Pension settlement expense, after-tax	684	—	684	108
Non-GAAP amounts	$2,088	$(3,109)	$6,843	$(32,585)

Diluted Earnings (Loss) Per Share
Amounts on a GAAP basis	$0.05	$(0.12)	$0.23	$(1.30)
Pension settlement expense, after-tax	0.03	—	0.03	—
Non-GAAP amounts	$0.08	$(0.12)	$0.26	$(1.30)

Non-GAAP Financial Measures. The company reports its financial results in accordance with generally accepted accounting principles (“GAAP”).  However, management believes that certain non-GAAP performance measures and ratios utilized for internal analysis provide financial statement users meaningful comparisons between current and prior period results, as well as important information regarding performance trends.  Certain information discussed in the scheduled conference call could be considered non-GAAP measures.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company’s reported results.

ARKANSAS BEST CORPORATION

FINANCIAL STATEMENT OPERATING SEGMENT DATA

AND OPERATING RATIOS

	Three Months Ended December 31				Year Ended December 31
	2011		2010		2011		2010
	(Unaudited) ($ thousands)

OPERATING REVENUES
Freight Transportation(1)	$422,051		$405,771		$1,730,773		$1,514,108
Truck Brokerage & Management(2)	6,942		5,178		25,429		19,241
Emergency and Preventative Maintenance(3)	22,136		19,666		92,554		74,927
Special Services Logistics(4)	16,732		13,873		85,611		63,733
Other revenues and eliminations	(4,620)		(3,392)		(26,758)		(14,145)
Total consolidated operating revenues	$463,241		$441,096		$1,907,609		$1,657,864

OPERATING EXPENSES AND COSTS
Freight Transportation(1)
Salaries, wages and benefits	$254,073	60.2%	$259,925	64.1%	$1,061,213	61.3%	$1,004,267	66.3%
Fuel, supplies and expenses	80,391	19.0	70,298	17.3	333,779	19.3	262,420	17.3
Operating taxes and licenses	11,133	2.6	11,101	2.7	45,469	2.6	43,539	2.9
Insurance	6,360	1.5	3,771	0.9	24,490	1.4	18,745	1.2
Communications and utilities	3,649	0.9	3,663	0.9	15,118	0.9	14,655	1.0
Depreciation and amortization	18,765	4.4	17,108	4.2	70,810	4.1	68,695	4.5
Rents and purchased transportation	43,816	10.4	45,008	11.1	169,212	9.8	154,119	10.2
Gain on sale of property and equipment	(426)	(0.1)	(840)	(0.2)	(2,370)	(0.1)	(1,338)	(0.1)
Pension settlement expense	1,125	0.3	—	—	1,125	0.1	178	—
Other	1,825	0.5	3,487	0.9	8,318	0.4	8,568	0.6
	420,711	99.7%	413,521	101.9%	1,727,164	99.8%	1,573,848	103.9%

Truck Brokerage & Management(2)	6,619		4,905		23,539		17,868
Emergency and Preventative Maintenance(3)	21,999		19,050		89,572		72,208
Special Services Logistics(4)	16,780		13,915		82,893		62,014
Other expenses and eliminations	(4,503)		(3,601)		(25,318)		(13,529)
Total consolidated operating expenses and costs	$461,606		$447,790		$1,897,850		$1,712,409

OPERATING INCOME (LOSS)
Freight Transportation(1)	$1,340		$(7,750)		$3,609		$(59,740)
Truck Brokerage & Management(2)	323		273		1,890		1,373
Emergency and Preventative Maintenance(3)	137		616		2,982		2,719
Special Services Logistics(4)	(48)		(42)		2,718		1,719
Other income (loss) and eliminations	(117)		209		(1,440)		(616)
Total consolidated operating income (loss)	$1,635		$(6,694)		$9,759		$(54,545)

(1)	This segment includes the results of operations of Arkansas Best’s largest subsidiary, ABF Freight System, Inc.®.
(2)	This segment includes the results of operations of Arkansas Best’s transportation brokerage services operating as FreightValue®.
(3)	This segment includes the results of operations of Arkansas Best’s roadside vehicle assistance and commercial equipment services subsidiary FleetNet America, Inc.
(4)

This segment includes the results of operations of Arkansas Best’s subsidiaries Albert Companies, Inc. and Moving Solutions, Inc. which provide services to the consumer, corporate, and military household goods moving market.

ARKANSAS BEST CORPORATION

OPERATING STATISTICS

	Three Months Ended December 31			Year Ended December 31
	2011	2010	% Change	2011	2010	% Change
	(Unaudited)
Freight Transportation (1)

Workdays	61.0	61.5		252.0	252.0

Billed Revenue (2) / CWT	$28.01	$24.84	12.8%	$26.86	$24.41	10.0%

Billed Revenue (2) / Shipment	$371.34	$343.35	8.2%	$362.11	$332.66	8.9%

Shipments	1,101,893	1,152,854	(4.4)%	4,745,404	4,511,600	5.2%

Shipments / Day	18,064	18,746	(3.6)%	18,831	17,903	5.2%

Tonnage (tons)	730,426	796,922	(8.3)%	3,198,292	3,074,285	4.0%

Tons / Day	11,974	12,958	(7.6)%	12,692	12,200	4.0%

(1)      Operating statistics for the Freight Transportation segment do not include the results from ABF’s Global Supply Chain Services.

(2)      Billed Revenue does not include revenue deferral required for financial statement purposes under the company’s revenue recognition policy.

Truck Brokerage & Management

Shipments	3,206	2,704	18.6%	11,885	10,147	17.1%

Emergency and Preventative Maintenance

Events	60,041	61,983	(3.1)%	273,167	237,142	15.2%

Special Service Logistics

Shipments	4,111	3,333	23.3%	19,915	12,676	57.1%

Contact:	Mr. David Humphrey, Vice President, Investor Relations and Corporate Communications
Telephone: (479) 785-6200

END OF RELEASE